SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (AMENDMENT NO.1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 4, 1999

                             TELEHUBLINK CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                       0-25002                 59-3200879
--------------------------------     -----------          ----------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation or Organization)    File Number)         Identification Number)

24 New England Executive Park
      Burlington, MA                                             01803
---------------------------------------                       ----------
(Address of Principal Executive Offices)                      (Zip Code)

                    Issuer's Telephone Number: (800) 342-1931

            What A World!, Inc. P.O. Box 20125, Tampa, Florida 33622
-------------------------------------------------------------------------------
             (Former Name, Former Address, and Former Fiscal Year,
                          if Changed Since Last Report)

     ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

         On its Form 8-K filed February 19, 1999 TeleHubLink Corporation (formerly known as What A World!, Inc.), a Delaware corporation (the "Registrant"), advised the Securities and Exchange Commission that it would file the required financial statements relating to the acquisition described therein. Attached hereto are the required financial statements.

(a) HISTORICAL FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED (TeleHubLink Corporation, a corporation organized under the laws of the Province of Ontario, Canada)

                                                                         PAGE
                                                                         ----
Auditors' Report from Giroux, Menard et Associes...........................3

Statement of Earnings and Deficit for the Initial
    Period of Five Months ended December 31, 1998..........................4

Balance Sheet as of December 31, 1998......................................5

Statement of Changes in Financial Position for the
    Initial Period of Five ended Months December 31, 1998..................6

Notes to the Financial Statements for the Initial
    Period of Five Months ended December 31, 1998..........................7

(b) PRO FORMA FINANCIAL INFORMATION

Introduction...............................................................10

Pro forma Combined Balance Sheet as of January 30, 1999....................11

Pro forma Combined Statement of Operations for the
    Period ended January 30,1999...........................................12

Notes to Pro forma Financial Statements as of January 30, 1999.............13

Signature..................................................................14

AUDITORS' REPORT

To the Shareholders of
TELE HUB LINK CORPORATION

We have audited the balance sheet of TELE HUB LINK CORPORATION as of December 31, 1998, and the statements of earnings and deficit and changes in financial position for the initial period of five months then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as of December 31, 1998, and the results of its operations and the changes in its financial position for the initial period of five months then ended in accordance with generally accepted accounting principles.

/s/ Giroux, Menard et Associes
-----------------------------
Chartered Accountants

Longueuil, Quebec, Canada
April 5, 1999

TELE HUB LINK CORPORATION
(A corporation organized under the laws of the Province of Ontario, Canada)

STATEMENT OF EARNINGS AND DEFICIT
FOR THE INITIAL PERIOD OF FIVE MONTHS ENDED DECEMBER 31,1998

                                                     FIVE MONTHS ENDED
                                                     DECEMBER 31,1998
                                                     -----------------
                                                       (U.S. DOLLARS)

           Sales                                          $ 151,790
           Cost of Sales                                    144,168
                                                            -------
           Gross Earnings                                     7,622

           Expenses

              Selling                                        46,090
              Administration                                112,068
              Negotiating Fees                               40,000
                                                            -------
                    Total Expenses                          198,158

                Net Loss and Deficit at the End          $ (190,536)
                                                         ===========

        The accompanying notes are an integral part of these statements.

TELE HUB LINK CORPORATION
(A corporation organized under the laws of the Province of Ontario, Canada)

BALANCE SHEET
AS OF DECEMBER 31, 1998

                                                                  DECEMBER 31,         OPENING
                                ASSETS                               1998            JULY 31, 1998
                                ------                            -------------       ------------
                                                                  (US Dollars)       (US Dollars)
CURRENT ASSETS:
     Cash                                                             $   7,345       $    94,979
     Accounts Receivable (note 3)                                        32,214               -0-
     Subscription to be received                                            -0-               234
                                                                  -------------       -----------
                 Total current assets                                    39,559            95,213
Deposits                                                                 26,879               -0-
Investments (note 4)                                                        -0-            20,000
Fixed Assets (note 5)                                                   197,712               -0-
                                                                  -------------     -------------
                      Total assets                                    $ 264,150       $   115,213
                                                                  ==============    =============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and accrued liabilities                         $  52,075            $ -0-
     Current portion of long-term debt                                   39,269              -0-
                                                                   -------------     -----------
                      Total current liabilities                          91,344              -0-

Long-term debt (note 6)                                                 161,744              -0-
Advances from shareholders, without interest                              1,385              -0-

SHAREHOLDERS' EQUITY:
     Capital stock (note 7)                                             200,213           115,213
     Deficit                                                           (190,536)              -0-
                                                                   -------------      -----------
                      Total shareholders' equity                          9,677           115,213
                                                                   -------------      -----------
                      Total liabilities and shareholders' equity      $ 264,150       $   115,213
                                                                   =============      ===========

       The accompanying notes are an integral part of these balance sheets.

TELE HUB LINK CORPORATION
(A corporation organized under the laws of the Province of Ontario, Canada) CHANGES IN FINANCIAL POSITION
FOR THE INITIAL PERIOD OF FIVE MONTHS ENDED DECEMBER 31,1998

                                                                                                         (OPENING)
                                                                                DECEMBER 31, 1998      JULY 31, 1998
                                                                               -----------------       --------------
                                                                                  (US Dollars)          (US Dollars)
OPERATIONS
   Net loss                                                                         $(190,536)              $ -0-
    Items not affecting cash:
             Depreciation and amortization                                             19,652                 -0-
             Write off of investment                                                   20,000                 -0-
                                                                                    ---------           ---------
             Working Capital used by operations                                      (150,884)                -0-

             Change in Non-Cash Items                                                  20,095                (234)

                                                                                     (130,789)               (234)

INVESTMENT
     Investment in an Option to negotiate                                                 -0-             (20,000)
     Deposits                                                                         (26,879)                -0-
     Additions to Fixed Assets                                                       (217,364)                -0-
                                                                                    ---------           ---------
                Net cash provided by investing activities                            (244,243)            (20,000)

FINANCING
     Long-term Debt                                                                   201,013
     Advances from Shareholders                                                         1,385
     Issue of shares                                                                   85,000             115,213
                                                                                    ---------           ---------
                Net cash used in financing activities                                 287,398             115,213
                                                                                    ---------           ---------
CHANGE IN CASH POSITION                                                               (87,634)             94,979

CASH AT THE BEGINNING                                                                  94,979                 -0-
                                                                                    ---------           ---------
CASH AT THE END                                                                     $   7,345           $  94,979
                                                                                    =========           =========

        The accompanying notes are an integral part of these statements.

TELE HUB LINK CORPORATION
(A corporation organized under the laws of the Province of Ontario, Canada)

NOTES TO FINANCIAL STATEMENTS
FOR THE INITIAL PERIOD OF FIVE MONTHS ENDED DECEMBER 31,1998

 1.      INCORPORATION AND NATURE OF ACTIVITIES

The company, incorporated on May 15, 1998 under the Ontario Companies Act, provides telemarketing services.

 2.      ACCOUNTING POLICIES

         INVESTMENT

         Investment is accounted for at cost.

         FOREIGN CURRENCY TRANSACTIONS

         Foreign currency transactions are converted to U.S. dollars using the rate of exchange in effect at the balance sheet date for monetary items in assets and liabilities. For non-monetary items in assets and liabilities, the initial exchange rate is used. Income statement items are converted at the average rate in effect during the transaction month. Gains and losses on currency exchange are reported on the statement of earnings.

         DEPRECIATION

         Fixed assets are depreciated according to the declining balance method at the following rates:

               Telecommunication equipment     20%
               Furniture and fixtures          20%
               Computer equipment              30%

3.       ACCOUNTS RECEIVABLE

                              DECEMBER 31, 1998         OPENING JULY 31, 1998
                               (US DOLLARS)               (US DOLLARS)
                              ----------------          --------------------
Accounts Receivable                7,132                       -0-
Sales Tax                         25,082                       -0-
                                  ------
                                  32,214                       -0-

4.       INVESTMENTS

                              DECEMBER 31, 1998        OPENING JULY 31, 1998
                               (US DOLLARS)               (US DOLLARS)
                              ----------------          --------------------
Option to negotiate a
transaction with a U.S.
public corporation                  -0-                    20,000
                                  ------                   ------


 5.      FIXED ASSETS
                                                            DECEMBER 31,        OPENING
                                                                1998         JULY 31, 1998
                                                            (US DOLLARS)     (US DOLLARS)
                                                            ------------     -------------
                                         ACCUMULATED
                             COST        DEPRECIATION        NET VALUE         NET VALUE
                           --------     -------------       -----------      -------------
Telecommunication
Equipment                 $122,260      $10,248             $112,012            $ -0-
Furniture and Fixtures      60,680        5,080               55,600              -0-
Computer Equipment          34,424        4,324               30,100              -0-
                           -------      -------              -------            ------
                           217,364       19,652              197,712              -0-
                           =======      =======              =======            ======

6.       LONG-TERM DEBT
                                                    DECEMBER 31,      OPENING
                                                        1998       JULY 31, 1998
                                                    (US DOLLARS)    (US DOLLARS)
                                                   ------------    -------------
Chattle mortgage, 10%, payable in monthly
installments of $5,097 beginning in March 1999,
including interest, maturing in March 2003,
secured by all present and future tangible and
intangible assets                                    201,013           -0-

CURRENT PORTION                                       39,269           -0-
                                                     -------         ------
                                                     161,744           -0-
                                                     =======         ======

Estimated payments for each of the next five years are as follows:

                                           (US Dollars)
                                           ------------
               1999                          $39,269
               2000                           47,128
               2001                           52,058
               2002                           57,503
               2003                            5,055
                                             -------
                                             201,013
                                             =======
 7.      CAPITAL STOCK

         AUTHORIZED

         Common shares, voting and participating

         Preferred shares, non-voting, non-participating, discretionary dividend, redeemable at the amount of the consideration received


                                                               OPENING
                                     DECEMBER 31, 1998      JULY 31, 1998
 ISSUED AND PAID                        (US DOLLARS)         (US DOLLARS)
-----------------------------        -----------------      --------------
 2,934,795 Common shares
    (2,594,795 as of July 31, 1998)       200,213             115,213
                                          =======             =======

During the Five Months Ended December 31, 1998, the company issued 340,000 Common shares for a cash consideration of $85,000.

8.       COMMITMENTS

         Under the terms of a lease maturing in October 2003, the company is committed to pay the following minimum amounts to which escalating clauses will be added:

                                        (US Dollars)

               1999                      $ 76,567
               2000                        92,350
               2001                        92,350
               2002                        92,350
               2003                        92,350
                                          -------
                                         $445,967
                                         ========
         In April 1999, the company signed an agreement to rent additional space, increasing the monthly rents from $5,804 to $7,696 beginning in July 1999.

         Also, the company signed an agreement with a long distance telephone company for use of their services for a period of four years beginning in March 1999, at a monthly commitment level of $35,000 for a total commitment of $1,095,676.

9.       SUBSEQUENT EVENTS

         In January 1999, the company received an additional $95,000 for the issuance of 380,000 Common shares bringing the total Common shares to 3,314,795.

         On February 4, 1999, the company's shareholders have exchanged their Common shares for shares of a US based public corporation, What A World!, Inc., on the basis of 3.9252318 shares for every outstanding share of Tele Hub Link Corporation. Consequently, Tele Hub Link Corporation became a wholly-owned subsidiary of What A World!, Inc.

         A deposit of $16,305 has been made in connection with a possible acquisition of certain telecommunication assets.

10.       RELATED PARTY TRANSACTIONS

          As of December 31, 1998, consulting fees were paid to companies owned by some shareholders for a total amount of $56,014.


11.       UNCERTAINTY DUE TO THE YEAR 2000 ISSUE

         The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

                  (b) PRO FORMA FINANCIAL INFORMATION

         Introduction

         On February 4, 1999, TeleHubLink Corporation (formerly known as What A World!, Inc.), a Delaware corporation (the "Registrant"), acquired all the issued and outstanding capital stock of Tele Hub Link Corporation, a corporation organized under the laws of the Province of Ontario, Canada, ("Telehub") from the TeleHub shareholders in exchange for an aggregate of 13,011,339 shares of common stock of the Registrant and, as a result, TeleHub became a wholly-owned subsidiary of the Registrant (the "Transaction"). In addition, in connection with the Transaction, the Registrant amended its Certificate of Incorporation in order to change its name from What A World!, Inc. to TeleHubLink Corporation.

The accompanying unaudited pro forma consolidated balance sheet is presented to illustrate the effect of the Transaction on the financial statements, and assumes the Transaction was completed on January 30, 1999. For accounting and financial purposes, the Transaction will be accounted for as a recapitalization of Telehub, with the issuance of shares of Telehub common stock for the net assets of the Registrant.

The unaudited pro forma financial statements are included for informational purposes only and are not necessarily indicative of the future financial position or future results of operations of the combined company, or of the financial position or results of operations of the combined company that would have actually occurred had the Transaction taken place as of the date or for the periods presented. These unaudited pro forma financial statements and the accompanying notes may not be indicative of future financial position. The unaudited pro forma information should be read in conjunction with the historical financial statements of Tele Hub Link Corporation, a corporation organized under the laws of the Province of Ontario, Canada, and the Registrant presented herein. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

                            TELEHUBLINK CORPORATION
                            PRO FORMA BALANCE SHEETS

                                                       (REGISTRANT)      (TELEHUB)
                                                        TELEHUBLINK     TELE HUB LINK
                                                        CORPORATION     CORPORATION
                                                        JANUARY 30,     DECEMBER 31,     PRO FORMA       PRO FORMA
                                                           1999            1998          ADJUSTMENTS   BALANCE SHEET
                                                        -----------    --------------    -----------   -------------
                      ASSETS                              (Audited)      (Audited)
                                                         (US Dollars)  (US Dollars)
CURRENT ASSETS:
     Cash                                              $       445    $     7,345         $95,000(A)    $   102,790
     Accounts Receivable                                        -0-        32,214             -0-            32,214
     Prepaid expenses and other current assets               5,891             -0-            -0-             5,891
                                                        -----------    --------------    -----------    -----------
                      Total current assets                   6,336         39,559          95,000           140,895
DEPOSITS                                                        -0-        26,879             -0-            26,879
PROPERTY AND EQUIPMENT, net                                  1,000        197,712             -0-           198,712
                                                        -----------    --------------    -----------    -----------
                      Total assets                     $     7,336    $   264,150         $95,000       $   366,486
                                                        ===========   ===============    ===========    ===========
               LIABILITIES AND
             SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and Accrued Expenses             $    71,643         52,075             -0-           123,718
     Current maturities of capital lease obligations         1,981             -0-            -0-             1,981
     Current portion of Long-term Debt                          -0-        39,269             -0-            39,269
                                                        -----------    --------------    -----------    -----------
                      Total current liabilities             73,624         91,344             -0-           164,968

LONG TERM DEBT                                                  -0-       161,744             -0-           161,744
ADVANCES FROM SHAREHOLDERS, without
interest                                                        -0-         1,385             -0-            1,385
                                                        -----------    --------------    ------------   -----------
                      Total liabilities                     73,624        254,473             -0-          328,097

SHAREHOLDERS' EQUITY:

     Common stock                                           21,181        200,213           (70,099)(C)     151,295
     Additional paid-in capital                          4,538,782             -0-       (4,626,251)(B)      77,630
                                                                                             70,099 (C)
                                                                                             95,000 (A)
     Accumulated deficit                                (4,626,251)      (190,536)        4,626,251 (B)    (190,536)
                                                        -----------    --------------    -----------    -----------
                      Total shareholders' equity           (66,288)         9,677            95,000          38,389
                                                        -----------    --------------    -----------    -----------
                      Total liabilities and
                           shareholders' equity        $     7,336    $   264,150        $   95,000     $   366,468
                                                        ===========   ===============    ===========    ===========

      The accompanying notes are an integral part of these balance sheets.

                            TELEHUBLINK CORPORATION

            PRO FORMA CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                 (REGISTRANT)             (TELEHUB)
                                                 TELEHUBLINK            TELE HUB LINK
                                                 CORPORATION             CORPORATION
                                               FOR THE 12 MONTHS     FOR THE FIVE MONTHS                                 PRO FORMA
                                                    ENDED                   ENDED                 PRO FORMA             STATEMENT OF
                                               JANUARY 30, 1999      DECEMBER 31, 1998           ADJUSTMENTS            OPERATIONS
                                               -----------------     ------------------          -----------            ----------
Sales                                            $        -0-              $ 151,790                  -0-                $ 151,790
Cost of Sales                                             -0-                144,168                  -0-                  144,168
                                               ----------------      -----------------           -----------            -----------
Gross Earnings                                            -0-                  7,622                  -0-                    7,622

Expenses
General and administrative expenses                  112,057                 158,158                                     $ 270,215
Negotiating Fees                                          -0-                 40,000                  -0-                   40,000
                                               ----------------      -----------------           -----------            -----------

     Total Expenses                                 (112,057)               (198,158)                 -0-                 (310,215)
                                               ----------------      -----------------           -----------            -----------
     Net Loss                                     $ (112,057)             $ (190,536)            $    -0-               $ (302,593)
                                               ================      =================           ===========            ===========
Accumulated Deficit, beginning of year           $(4,514,194)                     -0-                                   (4,514,194)
Accumulated Deficit, end of year                 $(4,626,251)             $ (190,536)                                   (4,816,787)


Net (loss) per weighted average common
and common equivalent share - basic and
diluted                                        $        (.05)         $         (.06)            $    -0-                $    (.02)
                                               ================      =================           ===========            ===========

Weighted average common and common
equivalent shares outstanding                      2,118,125              2,934,795                1,491,588(D)          15,129,464

        The accompanying notes are an integral part of these statements.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

1.   Pro Forma Balance Sheet Adjustments
          Pro Forma Balance Sheet adjustments were made for:
              A- the issuance of 220,000 and 160,000 Telehub Shares at $.25 per share in January 1999,
              B- the elimination of the Registrant's retained deficit, and C- the issuance of 13,011,339 shares of $.01 par value TeleHubLink
                    Corporation's (the Registrant) common stock (3.9252318 shares of Registrant for 1 of Telehub), and the addition of shares to proforma consolidated company total to match total outstanding shares of 15,129,464.

2.   Subsequent Events

           Subsequent to February 4, 1999, 2,593,979 common shares were issued by the Registrant for a total amount of $236,465 of which $199,100 was received as of February 28, 1999.

3.   Pro Forma Condensed Statement of Operations Adjustments

           (D) A Pro Forma Condensed Statement of Operations adjustment was made for the consolidation of outstanding shares following the issuance of 13,011,339 shares of $.01 par value TeleHubLink Corporation's (the Registrant) common stock (3.9252318 shares of Registrant for 1 of Telehub), and the addition of shares to proforma consolidated company total to match total outstanding shares of 15,129,464, excluding shares referred to in note 2 above.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      TeleHubLink Corporation

Date:      APRIL 20, 1999                     By:        /s/ BRUCE W. YOUNG
           --------------                                ------------------
                                                         Bruce W. Young
                                                         President